UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2005
PARTY CITY CORPORATION
(Exact name of Registrant as Specified in Chapter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27826 (Commission File Number)	22-3033692 (IRS Employer Identification No.)

400 Commons Way, Rockaway, NJ (Address of Principal Executive Offices)	07866 (Zip Code)
Registrant’s telephone number, including area code: (973) 983-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement
Separation Agreement
     On August 1, 2005, Party City Corporation (the “Company”) entered into a separation agreement (the “Separation Agreement”) with Nancy Pedot, the Company’s former Chief Executive Officer and Director, effective March 30, 2005 (the “Effective Date”). In accordance with applicable law, Ms. Pedot has seven days after execution of the Separation Agreement to revoke such agreement. The summary below is qualified in its entirety by the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Ms. Pedot’s resignation was initially set forth in the Company’s Current Report on Form 8-K dated March 30, 2005.
     The Separation Agreement provides that Ms. Pedot will be paid (i) her annual salary of $600,000 for 52 weeks (by installment, in accordance with the Company’s regular payroll practices), (ii) $23,076.92 for accrued but unused vacation, (iii) $23,073.89 for reimbursable business expenses, and (iv) all other accrued benefits under employee benefit plans. From April 1, 2005 through June 30, 2006, the Company will provide Ms. Pedot and her dependents with medical and dental coverage and will pay the Company portion of insurance premiums (assuming Ms. Pedot pays the applicable employee portion of such premiums), and Ms. Pedot will be permitted to purchase continuation coverage of such health benefits thereafter in accordance with applicable law. In addition, 32,055 shares of non-qualified stock options of the Company held by Ms. Pedot scheduled to vest and become exercisable on January 12, 2006 shall be vested and exercisable as of March 31, 2005, and such options, along with all of Ms. Pedot’s other vested and exercisable options as of March 31, 2005, shall be exercisable until March 31, 2006. All other stock options held by Ms. Pedot that were not vested and exercisable as of March 31, 2005 shall be cancelled.
     For a period of six and 12 months after the Effective Date, respectively, Ms. Pedot is subject to non-compete and non-solicitation provisions, each with specified exceptions. The Separation Agreement provides for Ms. Pedot’s general release of all claims arising out of her employment and separation from the Company. The Separation Agreement also provides that from March 30, 2005 through June 28, 2005 Ms. Pedot would make herself available to the Company for reasonable part-time consultation on senior-level projects.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     A summary of the Separation Agreement is incorporated by reference herein to “Item 1.01 Entry Into A Material Definitive Agreement” of this current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2005	PARTY CITY CORPORATION
	By:	/s/ Gregg A. Melnick
		Name:	Gregg A. Melnick
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Separation Agreement, dated August 1, 2005, by and between the Company and Nancy Pedot, effective March 30, 2005.